UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2023 (May 1, 2023)
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OFG BANCORP
(Exact name of registrant as specified in its charter)
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Commonwealth of Puerto Rico	001-12647	66-0538893
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oriental Center, 15th Floor
254 Munoz Rivera Avenue
San Juan, Puerto Rico		00918
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, par value $1.00 per share	OFG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, OFG Bancorp (the “Company”) announced a change in the roles for two executives and a new appointment to its executive team.

Dr. Ganesh Kumar, our Chief Operating Officer since 2017, was appointed to a new position as Chief Strategy Officer, U.S. Business. In his new role, Dr. Kumar will lead the Company’s banking initiatives in the continental United States, critical for achieving the Company’s geographic diversification and expansion. Dr. Kumar has been instrumental in leading the Company’s acquisition and integration of Scotiabank’s Puerto Rico and U.S. Virgin Islands businesses, as well as successfully expanding our retail banking business. In connection with this change, the Company eliminated the position of Chief Operating Officer.

Mr. César Ortiz, our Managing Director, Retail Business Development since March 2022, was appointed Chief Risk Officer. In his new role, Mr. Ortiz will lead the Company’s enterprise risk management, including credit risk, and will be responsible for the Bank’s physical and information security.

Ms. Mari Evelyn Rodríguez was appointed Chief Retail Banking Officer. In her new role, she will lead the business development efforts to grow the bank’s small business, consumer and auto loan portfolios. Since 2017, Ms. Rodríguez has served as the CEO of Marsh McLennan, PR branch, a leading insurance brokerage and risk consulting firm in Puerto Rico. Previously, she was a commercial banking senior executive for over 10 years in Puerto Rico having served as the SVP of Commercial Banking for Oriental Bank from 2006 to 2013.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OFG BANCORP

Date: May 1, 2023	By:	/s/ Hugh González Robison
Hugh González Robison
General Counsel